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                                                                   EXHIBIT 23.2


                         CONSENT OF INDEPENDENT AUDITORS

     The Board of Directors
     GenVec, Inc.:

     We consent to the use of our report incorporated by reference in the registration statement on Form S-3 of GenVec, Inc. and to the reference to our firm under the heading "Experts" in the prospectus.



/s/ KPMG LLP

January 16, 2002